UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2006

PLACER SIERRA BANCSHARES
(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

For the year ended 2006, Placer Sierra Bancshares (the “Company”) expects GAAP fully diluted earnings per share to range from $1.80 to $1.83.

The 2006 fully diluted earnings per share estimate includes the effect of FASB issued Statement Number 123 (revised 2004) (“FAS 123 (R)”), Share-Based Payments, which goes into effect in January 2006 and requires all entities to recognize compensation expense in an amount equal to the fair value of share-based payments, such as stock options granted to employees. Accordingly, the 2006 estimate includes, as a compensation expense, the cost of previously granted unvested options that were outstanding on January 2006 and an estimate of the cost of future options that may be granted during 2006, together which the Company estimates have a compensation expense impact of approximately $0.03 per fully diluted earnings per share. The Company believes the discussion about the impact of FAS 123 (R) allows investors to perform a meaningful comparison of the Company’s 2006 estimate to prior periods. In these prior periods, the Company’s GAAP financial results were not required to include expenses associated with stock-based compensation, and now these expenses are included in the 2006 estimate.

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve inherent risks and uncertainties. The Company cautions readers that a number of important factors could cause actual results to differ materially from those in such forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Risks and uncertainties include, but are not limited to: that personnel changes will not proceed as planned; that the Company’s growth may be inhibited if it cannot attract deposits; planned acquisitions and relative cost savings cannot be realized or realized within the expected time frame; revenues are lower than expected; competitive pressure among depository institutions increases significantly; the integration of acquired businesses costs more, takes longer or is less successful than expected; the cost of additional capital is more than expected; changes in the interest rate environment reduces interest margins; general economic conditions, either nationally or in the market areas in which the Company does business, are less favorable than expected; legislation or regulatory requirements or changes adversely affect the Company’s business; changes that may occur in the securities markets; that the Company may suffer an interruption of services from third-party service providers that could adversely affect the Company’s business; that the Company may not be able to maintain an effective system of internal and disclosure controls, and other risks that are described in the Company’s Securities and Exchange Commission filings. If any of these uncertainties materializes or any of these assumptions proves incorrect, the Company’s results could differ materially from the Company’s expectations as set forth in these statements. The Company assumes no obligation to update such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares
(Registrant)
Date January 5, 2006
/s/ David E. Hooston
David E. Hooston Chief Financial Officer